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                                                                 Exhibit 10.130b
                                                                   Tiffany & Co.
                                  TIFFANY & CO.              Report on Form 10-K
                                 AMENDMENT NO. 2

         AMENDMENT NO. 2 (this "Amendment"), dated as of June 30, 2003, to the Credit Agreement, dated as of November 5, 2001, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the other Borrowers party thereto, the Lenders party thereto and The Bank of New York, as Administrative Agent (as amended by Amendment No. 1, dated as of April 12, 2002, the "Credit Agreement").

         Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

         In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section
11.1 of the Credit Agreement, the Parent, the Borrowers and the Administrative Agent hereby agree as follows:

         1.       Amendment to Section 8.1.

                  A. Paragraph (e) of Section 8.1 of the Credit Agreement is hereby relettered to be paragraph (f) of Section 8.1.

                  B. Section 8.1 of the Credit Agreement is hereby amended by inserting the following new paragraph (e) prior to paragraph (f) of
         Section 8.1:

                  "(e)     Indebtedness of the Parent or any of its Subsidiaries
                  to finance the acquisition of the real property permitted pursuant to Section 8.6(c) or any construction thereon pursuant to purchase money mortgages or otherwise and whether owed to the seller or a third party, and any refinancings, extensions or renewals thereof, provided that the aggregate principal amount of such Indebtedness shall not exceed an amount equal to $150,000,000, and"

         2.       Amendment to Section 8.3.

                  A. Paragraph (k) of Section 8.3 of the Credit Agreement is hereby (i) relettered to be paragraph (l) of Section 8.3 and (ii) amended by replacing the reference to "Section 8.1(e)" with "Section 8.1(f)".

                  B. Section 8.3 of the Credit Agreement is hereby amended by inserting the following new paragraph (k) prior to paragraph (l) of
         Section 8.3:

                  "(k)     Liens securing Indebtedness permitted by Section
                  8.1(e) on the real property acquired by the Parent or any of its Subsidiaries pursuant to Section

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                  8.6(c), provided that such Liens shall not extend to or cover any other Property of the Parent or such Subsidiary, and"

         3.       Amendment to Section 8.4.

                  A. Paragraph (d) of Section 8.4 of the Credit Agreement is hereby relettered to be paragraph (e) of Section 8.4 and amended and restated in its entirety to read as follows:

                  "(e)     other Dispositions of Property having a fair market
         value which, when aggregated with the fair market value of all other Dispositions of Property (other than Dispositions described in the preceding subsections (a) through (d)) made on and after the Effective Date, would not exceed $150,000,000 on a Consolidated basis, provided that immediately before and after giving effect thereto, no Default or Event of Default shall or would exist."

                  B. Section 8.4 of the Credit Agreement is hereby amended by inserting the following new paragraph (d) prior to paragraph (e) of
         Section 8.4:

                  "(d)     Disposition of the real property acquired by the
                  Parent or any of its Subsidiaries pursuant to Section 8.6(c), provided that immediately before and after giving effect thereto, no Default or Event of Default shall or would exist, and"

         4.       Amendment to Section 8.6.

                  A. Paragraph (c) of Section 8.6 of the Credit Agreement is hereby (i) relettered to be paragraph (d) of Section 8.6 and (ii) amended by adding the word "other" immediately before the word "Acquisitions" at the beginning of such subsection.

                  B. Section 8.6 of the Credit Agreement is hereby amended by inserting the following new paragraph (c) prior to paragraph (d) of
         Section 8.6:

                  "(c)     Acquisition by the Parent or any of its Subsidiaries
                  of the real property located at 2-7-17 Ginza, Chuo-ku, Tokyo 104-0061 (the Ginza Tiffany Flagship Store), and"

         5. Amendment to Section 8.7(n). Section 8.7(n) of the Credit Agreement is hereby amended by replacing the reference to "Section 8.6(c)" with "Section 8.6(d)".

         6. This Amendment shall become effective immediately upon receipt by the Administrative Agent of this Amendment executed by a duly authorized officer or officers of the Parent, the Borrowers, the Required Lenders and the Administrative Agent.

         7. Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

                                       2

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         8.       In order to induce the Administrative Agent to execute this
Amendment and the Required Lenders to consent hereto, the Parent and the Borrowers each hereby (a) certifies that, on the date hereof and immediately before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are and will be true and correct in all respects, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default exists or will exist under the Loan Documents, and (c) agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

         9. Each of the Parent and the Borrowers hereby (a) reaffirms and admits the validity, enforceability and continuation of all the Loan Documents to which it is a party and its obligations thereunder, (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations under the Loan Documents to which it is a party and each of the Guarantors hereby consents to this Agreement and (c) in its capacity as a Guarantor, consents to this Amendment.

         10. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

         11. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature pages follow]

                                       3

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                                 TIFFANY & CO.
                      AMENDMENT NO. 2 THE CREDIT AGREEMENT

         The parties have caused this Amendment to be duly executed as of the date first written above.

                                  TIFFANY & CO., a Delaware corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Executive Vice President and Chief
                                         Financial Officer

                                  TIFFANY AND COMPANY, a New York corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Executive Vice President and Chief
                                         Financial Officer

                                  TIFFANY & CO. INTERNATIONAL, a
                                  Delaware corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Chief Financial Officer

                                  SOCIETE FRANCAISE POUR LE DEVELOPMENT DE LA
                                  PORCELAINE D'ART (S.A.R.L.), a
                                  French corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Authorized Signatory

                                  TIFFANY & CO. ITALIA S.P.A., an Italian
                                  corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Attorney in Fact

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                                 TIFFANY & CO.
                      AMENDMENT NO. 2 THE CREDIT AGREEMENT

                                  TIFFANY & CO. JAPAN INC., a Delaware
                                  corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Vice President and Chief Financial
                                         Officer

                                  TIFFANY & CO. PTE., LTD., a Singapore
                                  corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Authorized Signatory

                                  TIFFANY & CO., a United Kingdom corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Chief Financial Officer

                                 TIFFANY & CO.
                      AMENDMENT NO. 2 THE CREDIT AGREEMENT

                                  TIFFANY & CO. WATCH CENTER AG, a
                                  Swiss corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Authorized Signatory

                                  TIFFANY KOREA LTD., a Korean corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Chief Financial Officer

                                  TIFFANY & CO. MEXICO, S.A. de C.V., a Mexican corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Vice President

                                  TIFFANY & CO. OF NEW YORK LIMITED, a Hong Kong corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Attorney by a Power of Attorney

                                  SINDAT LIMITED, a Hong Kong corporation

                                  By: /s/ James N. Fernandez
                                      ------------------------------------------
                                  Name: James N. Fernandez
                                  Title: Attorney by a Power of Attorney

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                                 TIFFANY & CO.
                      AMENDMENT NO. 2 THE CREDIT AGREEMENT

                                  THE BANK OF NEW YORK, as Administrative Agent

                                  By: /s/ Johna M. Fidanza
                                      ------------------------------------------
                                  Name: Johna M. Fidanza
                                  Title: Vice President

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                                 TIFFANY & CO.
                      AMENDMENT NO. 2 THE CREDIT AGREEMENT

AGREED AND CONSENTED TO:

THE BANK OF NEW YORK, individually

By: /s/ Johna M. Fidanza
    ------------------------------
Name: Johna M. Fidanza
Title: Vice President

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                                 TIFFANY & CO.
                      AMENDMENT NO. 2 THE CREDIT AGREEMENT

AGREED AND CONSENTED TO:

ABN AMRO BANK N.V.

By: /s/ Ronald C. Spurga
    ------------------------------
Name: Ronald C. Spurga
Title: VP

         /s/ Frederick G. Jennings
         Frederick G. Jennings
         VP

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                                 TIFFANY & CO.
                      AMENDMENT NO. 2 THE CREDIT AGREEMENT

AGREED AND CONSENTED TO:

JPMORGAN CHASE BANK

By: /s/ Wendy Weinsier Segal
----------------------------------
Name: Wendy Weinsier Segal
Title: Vice President

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                                 TIFFANY & CO.
                      AMENDMENT NO. 2 THE CREDIT AGREEMENT

AGREED AND CONSENTED TO:

MIZUHO CORPORATE BANK, LTD.

By: /s/ Greg Botshon
    ------------------------------
Name: Greg Botshon
Title: VP

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                                 TIFFANY & CO.
                      AMENDMENT NO. 2 THE CREDIT AGREEMENT

AGREED AND CONSENTED TO:

U.S. BANK, NATIONAL ASSOCIATION

By: /s/ John Franceschi
    ------------------------------
Name: John Franceschi
Title: Vice President

                                 TIFFANY & CO.
                      AMENDMENT NO. 2 THE CREDIT AGREEMENT

AGREED AND CONSENTED TO:

FLEET NATIONAL BANK/
FLEET PRECIOUS METALS INC.

By: /s/ Richard M. Seufert
    ------------------------------
Name: Richard M. Seufert
Title: Sr. Vice President

By: /s/ Antonio Marinaro
    ------------------------------
Name: Antonio Marinaro
Title: Assistant Vice President